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THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED
("FEDERAL ACT"), THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED ("GEORGIA ACT") OR ANY OTHER STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE IS EFFECTIVE UNDER THE FEDERAL ACT, THE GEORGIA ACT AND ANY OTHER APPLICABLE STATE SECURITIES LAWS, OR THE HOLDER HAS DELIVERED TO PAYOR AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.
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                                 TERM NOTE

$426,000.00                                                   August 29, 1997
                                                            Norcross, Georgia


     FOR VALUE RECEIVED, the undersigned, PaySys International, Inc., a Florida corporation ("Payor") hereby promises to pay to the order of INTELLIGENT SYSTEMS CORPORATION, a Georgia corporation ("Holder"), the principal sum of Four Hundred and Twenty-Six Thousand dollars ($426,000.00) on September 15, 1997 (the "Maturity Date"). Payor further promises to pay to the order of Holder interest on the outstanding principal balance of this Note at the simple interest rate per annum of fourteen percent. Interest and principal shall be due on the Maturity Date. Principal and interest payments due hereunder shall be paid at 4355 Shackleford Road, Norcross, Georgia 30093, or such other address as Holder may designate in writing to Payor.

     Prepayment. This Note may be prepaid in whole or part at any time or from time to time without fee, penalty or premium.

     Application of Payments. Any payments made under this Note shall be applied first to the reduction of reduction of interest and secondly to the reduction of the principal.

     Default and Acceleration. Each of the following shall constitute an Event of Default:

          (a) Any payment due hereunder has become due and has not been paid in full on the date on which the payment became due.

          (b) A receiver, liquidator, or trustee of Payor or of any property of Payor shall be appointed by court order; or Payor shall be adjudged bankrupt or insolvent; or any of the property of Payor shall be sequestered by court order; or a petition shall be filed against Payor under any bankruptcy, reorganization, or insolvency law and shall not be dismissed within thirty
               (30) days after such filing.

          (c) Payor shall file a petition in voluntary bankruptcy or requesting reorganization under any provision of any bankruptcy, reorganization, or insolvency law or shall consent to the filing of any petition against it under such law.

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          (d)  Payor shall make a formal or informal assignment for the benefit of its creditors or admit in writing its inability to pay its debts generally when they become due or shall consent to the appointment of a receiver, trustee, or liquidator of all or any part of the property of Payor.

     Upon the occurrence of any such Event of Default, this Note shall, at the option of Holder, become immediately due and payable without notice or demand. Payor acknowledges that Holder may recover any amounts due and unpaid under this note by means of the garnishment or attachment of property of Payor.

     Attorney's Fees. If this Note is collected by legal action or through an attorney at law, Payor shall pay all costs of collection, including reasonable attorney's fees equal to 15 percent (15%) of the principal owing.

     Time.  Time is of the essence of this Note.

     Waiver. Demand, presentment, dishonor, protest, and notice of dishonor or protect are hereby waived by Payor.

     Forbearance. Holder shall not be deemed to waive any rights under this Note unless such waiver is in writing and signed by Holder, and no delay or omission by Holder in exercising any rights shall operate as a waiver of such rights. A waiver of any right on one occasion shall not be construed as a waiver of or an agreement to waive such right on subsequent occasions nor as a waiver of any other right or remedy then or thereafter existing.

     Applicable Law. This Note has been made and delivered in the State of Georgia and shall be governed by and enforced in accordance with the laws of this State, without giving effect to principles of conflict of laws.

     IN WITNESS WHEREOF, Payor has caused this Note to be executed and delivered on the date shown above.

                                   PaySys International, Inc.

                                   By:
                                      -----------------------------------
                                        William Pearson
                                        Senior Vice President
                                        and Chief Financial Officer


ATTEST:

-----------------------------------
Secretary


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